UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 17, 2010

WINDGEN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Utah	0-12968	87-0397815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14550 N. Frank Lloyd Wright Blvd., Suite 100
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 991-9500
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective December 17, 2010, WindGen Energy, Inc. (the “Company”) appointed Action Stock Transfer Corporation (“ASTC”) as its stock transfer agent.  As a result, all future inquiries and transfer requests relating to the Company’s outstanding securities should be directed to ASTC as follows:

Action Stock Transfer Corporation
7069 S. Highland Drive, Suite 300
Salt Lake City, UT 84121
Telephone: (801) 274-1088
Fax: (801) 274-1099

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 20, 2010

WINDGEN ENERGY, INC.

By:	/s/ Ronald Conquest
Ronald Conquest
Chairman and Chief Executive Officer